Note 7 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
Commitments and Contingencies Disclosure [Text Block]
7.   Commitments and Contingencies

Lease Commitments

The Company leases certain office space under noncancelable operating leases, including the Company’s corporate offices in Delray Beach, Florida under a lease scheduled to expire in September 2015 and office space for the Company’s MicroFludic subsidiary in Pleasanton, California under a lease scheduled to expire in April 2015. Rent expense under operating leases totaled approximately $365,000 and $134,000 for the years ended December 31, 2011 and 2010, respectively. Future minimum lease payments under operating leases at December 31, 2011 are as follows (in thousands):

2012	$181
2013	216
2014	224
2015	134
$755

Legal Proceedings

The Company is a party to certain legal actions, as either plaintiff or defendant, arising in the ordinary course of business, none of which is expected to have a material adverse effect on the Company’s business, financial condition or results of operations. However, litigation is inherently unpredictable, and the costs and other effects of pending or future litigation, governmental investigations, legal and administrative cases and proceedings, whether civil or criminal, settlements, judgments and investigations, claims or charges in any such matters, and developments or assertions by or against the Company relating to the Company or to the Company’s intellectual property rights and intellectual property licenses could have a material adverse effect on the Company’s business, financial condition and operating results.